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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                  June 24, 2005
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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


      000-50421                                           06-1672840
(Commission File Number)                       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
    Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
    Securities Act (17 CFR 240.13e-2(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On June 24, 2005, the Company extended the Lease Agreement between Robert
K. Thomas, as Lessor, and CAI, LP, as Lessee, for the Company's existing warehouse and service center property located at 4619-12 McEwen Road in Dallas, Texas through August 31, 2010. The Company has the right to extend the Lease for one additional five year term.

     On June 24, 2005, the Company entered a new Industrial Real Estate Lease Agreement for a new warehouse and distribution facility located in the Dallas, Texas Metroplex, containing 140,800 square feet of space, at 1132 Valwood Parkway, Carrollton, Texas. The initial term of the Lease expires May 31, 2012. The Company has the right to extend the Lease for two additional five year terms.


Item 9.01 Financial Statements and Exhibits

Exhibit 10.8   Form of Lease Agreement (incorporated by reference to Exhibit
               10.8 to the Company's Registration Statement on Form S-1/A (File No. 333-109046) as filed with the Securities and Exchange Commission on October 29, 2003.

Exhibit 99.1   Industrial Real Estate Lease

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CONN'S, INC.


Date: June 29, 2005                                  By: /s/ David L. Rogers
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                                                         David L. Rogers
                                                         Chief Financial Officer